SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                               September 24, 1999



                              GISH BIOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                                   California
         (State of other jurisdiction of incorporation or organization)


        0-10728                                       95-3046028
(Commission File Number)               (I.R.S. Employer Identification Number)

        2681 Kelvin Avenue
        Irvine, California                                    92614
(Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code
                                 (949) 756-5485

Item 5.     Other Events

On September 24, 1999, the Company announced a 23 percent reduction in its work force, with the objective of reducing operating costs. Severance costs related to the reduction in personnel of approximately $100,000 are expected to be charged to operations in the quarter ending September 30, 1999.




Item 7.           Exhibits

Exhibit No.       Description
----------        -----------

99.1              Press Release Dated September 24, 1999




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Gish Biomedical, Inc.
                                                  -----------------------------
                                                          (Registrant)


                                             By  /s/   JAMES R. TALEVICH
                                                  -----------------------------
                                                       James R. Talevich
                                                     Vice President/CFO


                                             Date    September 30, 1999
                                                  -----------------------------